Exhibit 99.1

Cross Country Healthcare to be Acquired by Knox Lane in All-Cash Transaction Valued at $437 Million

BOCA RATON, Fla., and SAN FRANCISCO – May 6, 2026 — Cross Country Healthcare, Inc. (NASDAQ: CCRN) (“Cross Country Healthcare” or the “Company”) a leading, technology-driven healthcare workforce solutions company, today announced that it has entered into a definitive agreement to be acquired by Knox Lane, a growth-oriented investment firm. Under the terms of the agreement, Knox Lane will acquire all outstanding shares of Cross Country Healthcare common stock for $13.25 per share in an all-cash transaction valued at $437 million. The transaction represents a premium of approximately 31 percent to Cross Country Healthcare’s closing price on May 6, 2026, and a 45 percent premium to the Company’s volume-weighted average trading price for the 90-day period ended May 6, 2026.

Upon completion of the transaction, Cross Country Healthcare will become a privately held platform company in Knox Lane’s portfolio and will cease trading on Nasdaq stock exchange.

“We are excited to be working with Knox Lane, who brings significant and direct expertise in our sector to help Cross Country Healthcare enter its next phase of growth, while delivering significant and immediate value to our stockholders,” said Kevin Clark, Co-Founder, Chairman and Chief Executive Officer of Cross Country Healthcare. “Knox Lane truly appreciates our iconic brand and the strength of our platform, especially the proprietary technology we’ve built on four decades of real-world experience. That foundation uniquely positions organizations to design, predict, and optimize labor strategies with market-leading precision. Just as important, Knox Lane recognizes the exceptional team behind it all, delivering best-in-class solutions to our clients and the thousands of professionals we proudly support every day,” he continued.

“Cross Country Healthcare is a longstanding leader and innovator in healthcare workforce solutions, with an unparalleled focus on delivering clinical excellence,” said John Bailey, Managing Partner at Knox Lane and Shamik Patel, Partner at Knox Lane. “We are excited to leverage our extensive experience to bring added strategic focus and capabilities to the business to build on its already strong foundation, technology, and customer relationships.”

Transaction Details

The proposed transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, including approval by Cross Country Healthcare stockholders and required regulatory approvals.

Upon completion of the transaction, the Company will continue to operate under the Cross Country Healthcare name and brand.

Additional details regarding the transaction will be included in a Current Report on Form 8-K to be filed by Cross Country Healthcare with the U.S. Securities and Exchange Commission (“SEC”).

Advisors

BofA Securities, Inc. is serving as exclusive financial advisor to Cross Country Healthcare and Davis Polk & Wardwell LLP is serving as legal counsel. MTS Health Partners is serving as exclusive financial advisor to Knox Lane and Kirkland & Ellis LLP is serving as its legal counsel.

About Cross Country Healthcare, Inc.

Cross Country Healthcare, Inc. (Nasdaq: CCRN) is a technology-driven healthcare workforce solutions company, delivering an AI-powered digital platform and advisory services backed by 40 years of healthcare labor expertise to help health systems optimize and sustain their entire labor ecosystem.

Through Intellify®, its cloud-based workforce and vendor management platform designed to integrate with core hospital systems, Cross Country helps improve transparency across the labor ecosystem. Intellify® unifies workforce management across service lines, including non-clinical, nursing, allied health, and locums, into a single, centralized view of internal and contingent labor. Powered by real-time analytics and AI-driven insights, the platform helps leaders forecast demand, optimize labor utilization, streamline workflows, and improve cost efficiency while supporting high-quality care delivery.

About Knox Lane

Based in San Francisco, Knox Lane is a growth-oriented investment firm comprised of a team of accomplished investors and operators with a shared work history and a strong track record of partnering with leading companies to accelerate transformational growth. Knox Lane employs an investor-operator mindset and seeks to provide support across a number of business components, including human capital, brand management, AI & end-to-end digital transformation, sourcing, supply chain and logistics, strategic acquisitions and business development. For more information, please visit www.knoxlane.com.

Important Information and Where to Find It

This communication relates to the proposed transaction (the “Merger”) between the Company and [Knox Lane], as contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 6, 2026, by and among the Company, KL Criss Cross Intermediate, LLC (“Parent”), and KL Criss Cross Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”). In connection with this proposed Merger, the Company will file a definitive proxy statement on Schedule 14A (the “proxy statement”) or other documents with the SEC. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and/or a notice of internet availability of proxy materials, when available, will be mailed to the Company’s stockholders of record as of the close of business on the record date for the Company’s stockholders meeting, as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.crosscountryhealthcare.com/ or by contacting the Company’s primary investor relations contact by email at jvogel@crosscountry.com or by phone at 561-237-8310.

Participants in the Solicitation

The Company, Parent, Merger Sub, their respective directors, and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of the Company, their ownership of shares of the Company’s common stock, and the Company’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 10, 2026, in its definitive proxy statement on Schedule 14A for its 2026 Annual Meeting of Stockholders in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on March 30, 2026, as amended by Amendment No. 1 thereto filed on April 2, 2026, certain of its Quarterly Reports on Form 10-Q, and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed Merger, including the expected timing and closing of the proposed Merger; the Company’s ability to consummate the proposed Merger; the expected benefits of the proposed Merger and other considerations taken into account by the Company’s Board of Directors in approving the proposed Merger; the amounts to be received by stockholders; and expectations for the Company prior to and following the closing of the proposed Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties, and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger, (ii) the risk that a condition of closing of the proposed Merger may not be satisfied or that the closing of the proposed Merger might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed Merger, (vi) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of the Company’s common stock, (vii) the risk that the proposed Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change, or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (ix) the risk that competing offers will be made, (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers, or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s services and impact the Company’s profitability, (xiii) effects from global pandemics, epidemics, or other public health crises, (xiv) changes in marketplace conditions, such as alternative modes of healthcare delivery, reimbursement, and customer needs, and (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, costs of providing services, retention of key employees, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and, except as may be required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Contacts

Cross Country Healthcare

Investors

Josh Vogel,
Vice President, Investor Relations
jvogel@crosscountry.com

561-237-8310

Media

Jim Golden / Clayton Erwin

Collected Strategies

CrossCountry-CS@collectedstrategies.com

212-379-2072

Knox Lane

Woomi Yun / Erik Carlson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449